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                               CAMBREX CORPORATION

                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-22017, 33-21374, 33-37791, 33-81780, and
33-81782) of Cambrex Corporation of our report dated January 19, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

                                PRICEWATERHOUSECOOPERS  LLP



March 19, 2001